UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

PARALLAX HEALTH SCIENCES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52534	46-4733512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-4442 (Registrant’s Telephone Number)
Copy of all Communications to: Peter V. Hogan Buchalter 1000 Wilshire Boulevard, Suite 1500 Los Angeles, CA 90017 (213) 891-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Parallax” mean Parallax Health Sciences, Inc., a Nevada corporation, and its subsidiaries, unless otherwise indicated.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosures set forth in Item 3.02 are incorporated into this Item 1.01 by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On February 12, 2020, in connection with a $5,000,000 maximum offering of the Company’s Series B1 Convertible Preferred Stock (the “Series B1 Stock”), the Company received a Subscription from an accredited investor (the “Subscription”) for the purchase of 69 shares of Series B1 Stock at a price of $10,000 per share, net of an original issue discount of 15%, or $8,500 per share, for proceeds in the amount of $586,500, pursuant to that certain Securities Purchase Agreement dated February 10, 2020.  The Series B1 Stock is redeemable at 120% of face value and unpaid dividends; is convertible into common stock at a conversion rate of $0.15; carries an annual dividend of 10%; and matures in two (2) years, at which time the Series B1 Stock will automatically convert into common stock.  In addition, the Subscription includes 50% warrant coverage at an exercise price of $0.25 per share for a period of three (3) years.

The issuance of the Series B1 Stock and Warrants were made in reliance on exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, on the basis that the Registrant had a pre-existing relationship with the investor and there was no public offering.

The foregoing disclosure and summary of the Subscription and Series B1 Stock designation set forth in this Section 3.02 does not purport to be complete, and is qualified in its entirety by reference to the Securities Purchase Agreement and Certificate of Designation for Series B1 Preferred Stock, which are filed as Exhibit 3.1 and 10.1 of this Current Report and incorporated by reference herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The disclosures set forth in Item 3.02 are incorporated into this Item 5.03 by reference.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit	Filing Reference
3.1	Certificate of Designation-Series B1 Preferred Stock	Filed with the SEC on February 13, 2020 as part of the Company's Current Report on Form 8-K.
10.1	Securities Purchase Agreement dated February 10, 2020	Filed herewith*

* Confidential disclosure schedules omitted.  The Registrant undertakes to furnish copies of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLAX HEALTH SCIENCES, INC.

Dated: February 14, 2020	/s/ Paul R. Arena
Paul R. Arena
Chief Executive Officer